UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 26, 2008

Viad Corp
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1850 N. Central Avenue, Suite 800, Phoenix, Arizona		85004-4545
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(602) 207-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2008, the Board of Directors of Viad Corp amended the Viad Corp Management Incentive Plan, pursuant to the 2007 Viad Corp Omnibus Incentive Plan, to revise the non-competition provisions. The Board also adopted the forms of the Performance-Based Restricted Stock Agreement, Restricted Stock Agreement - Executives, Non-Qualified Stock Option Agreement and Performance Unit Agreement for executives, pursuant to the 2007 Viad Corp Omnibus Incentive Plan. The adopted agreements are the same in all material respects as the agreements currently in effect under the 1997 Viad Corp Omnibus Incentive Plan (which has been terminated), except with respect to the non-competition and non-solicitation provisions. The Board also adopted, pursuant to the 2007 Viad Corp Omnibus Incentive Plan, the form of the Restricted Stock Agreement for Outside Directors, which is the same in all material respects as the agreements currently in effect under the 1997 Viad Corp Omnibus Incentive Plan, except with respect to the non-competition and non-solicitation provisions.

A copy of the Viad Corp Management Incentive Plan, amended as of February 26, 2008, and the Performance-Based Restricted Stock Agreement, Restricted Stock Agreement-Executives, Non-Qualified Stock Option Agreement, Performance Unit Agreement and Restricted Stock Agreement for Outside Directors, each effective as of February 25, 2008, are attached hereto as Exhibits 10.A, 10.B, 10.C, 10.D, 10.E and 10.F, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits
10.A - Copy of Viad Corp Management Incentive Plan, amended as of February 26, 2008, pursuant to the 2007 Viad Corp Omnibus Incentive Plan.
10.B - Copy of form of Performance-Based Restricted Stock Agreement, effective as of February 25, 2008, pursuant to the 2007 Viad Corp Omnibus Incentive Plan.
10.C - Copy of form of Restricted Stock Agreement - Executives, effective as of February 25, 2008, pursuant to the 2007 Viad Corp Omnibus Incentive Plan.
10.D - Copy of form of Non-Qualified Stock Option Agreement, effective as of February 25, 2008, pursuant to the 2007 Viad Corp Omnibus Incentive Plan.
10.E - Copy of form of Performance Unit Agreement, effective as of February 25, 2008, pursuant to the 2007 Viad Corp Omnibus Incentive Plan.
10.F - Copy of form of Restricted Stock Agreement for Outside Directors, effective as of February 25, 2008, pursuant to the 2007 Viad Corp Omnibus Incentive Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viad Corp

February 28, 2008	By:	/s/ G. Michael Latta

Name: G. Michael Latta
Title: Vice President - Controller (Chief Accounting Officer and Authorized Signer)

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Exhibit Index

Exhibit No.	Description

10.A	Copy of Viad Corp Management Incentive Plan, amended as of February 26, 2008, pursuant to the 2007 Viad Corp Omnibus Incentive Plan
10.B	Copy of form of Performance-Based Restricted Stock Agreement, effective as of February 25, 2008, pursuant to the 2007 Viad Corp Omnibus Incentive Plan
10.C	Copy of form of Restricted Stock Agreement - Executives, effective as of February 25, 2008, pursuant to the 2007 Viad Corp Omnibus Incentive Plan
10.D	Copy of form of Non-Qualified Stock Option Agreement, effective as of February 25, 2008, pursuant to the 2007 Viad Corp Omnibus Incentive Plan
10.E	Copy of form of Performance Unit Agreement, effective as of February 25, 2008, pursuant to the 2007 Viad Corp Omnibus Incentive Plan
10.F	Copy of form of Restricted Stock Agreement for Outside Directors, effective as of February 25, 2008, pursuant to the 2007 Viad Corp Omnibus Incentive Plan